                                                                   EXHIBIT 23.05


                         INDEPENDENT AUDITORS' CONSENT

          We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


  KPMG Peat Marwick LLP
  April 10, 1995